FINANCIAL INVESTORS TRUST

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

(the “Fund”)

SUPPLEMENT DATED JULY 7, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED

AUGUST 31, 2013, AS SUPPLEMENTED FROM TIME TO TIME

The Fund was previously a non‐diversified investment company for the diversification purposes of the Investment Company Act of 1940.  As a result of ongoing operations, the Fund became a diversified company.  The Fund may not resume operating in a non‐diversified manner without first obtaining shareholder approval.

As a result, the information under the caption titled “Classification” under the “Classification, Investment Objectives and Policies” section on page 1 of the SAI is hereby deleted and replaced in its entirety with the following:

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, ALPS/CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth Fund, RiverFront Global Allocation Fund, RiverFront Dynamic Equity Income Fund, RiverFront Moderate Growth & Income Fund and RiverFront Conservative Income Builder Fund (together the “RiverFront Funds”) are classified as diversified. The Clough China Fund, ALPS/Kotak India Growth Fund and ALPS/Alerian MLP Infrastructure Index Fund are classified as non-diversified.

Please retain this supplement for future reference.